SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-COORSTEK INC

                    MJG ASSOCIATES, INC.
                                 3/18/03            2,400-           26.0000
                         GABELLI INTERNATIONAL LTD
                                 3/18/03           17,000-           26.0000
                         GABELLI FUND, LDC
                                 3/18/03            3,000-           26.0000
                    GABELLI SECURITIES, INC.
                                 3/18/03            9,000-           26.0000
                         GABELLI ASSOCIATES LTD
                                 3/18/03          274,941-           26.0000
                         GAF II
                                 3/18/03            5,000-           26.0000
                         GABELLI ASSOCIATES FUND
                                 3/18/03          340,768-           26.0000
                                 3/14/03            5,140            25.8421
                                 3/14/03            5,000            25.8500
                                 3/12/03            5,000            25.8300
                    GAMCO INVESTORS, INC.
                                 3/18/03          106,200-           26.0000
                                 3/18/03          230,987-           26.0000
                                 3/14/03            3,000            25.8421
                                 3/11/03            6,200            25.8300
                    GABELLI FUNDS, LLC.
                         GABELLI ABC FUND
                                 3/18/03           80,000-           26.0000


(1)	THE DISPOSITIONS EFFECTED ON 3/18/03 WERE IN CONNECTION WITH
THE ACQUISITION DESCRIBED IN ITEM 5(a) OF THIS AMENDMENT TO
SCHEDULE 13D.  ALL OTHER TRANSACTIONS WERE EFFECTED ON THE
NASDAQ NATIONAL MARKET.

          (2) PRICE EXCLUDES COMMISSION.